Investor Meetings February 2015 Exhibit 99.1

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, liquidity, results of operations, future performance and business of CNB Financial Corporation.
These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements”
provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond our control). Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,”
“potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,”
“should,” “would” and “could.” Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, include, but are not limited to: (i) changes in general business, industry or economic conditions or competition; (ii) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (iii) adverse changes or conditions in capital and financial markets; (iv) changes in interest rates; (v) higher than expected costs or other difficulties related to integration of combined or merged businesses; (vi)
the inability to realize expected cost savings or achieve other anticipated benefits in connection with business combinations and other acquisitions; (vii) changes in the quality or composition of our loan and investment portfolios;
(viii) adequacy of loan loss reserves; (ix) increased competition; (x) loss of certain key officers; (xi) deposit attrition;
(xii) rapidly changing technology; (xiii) unanticipated regulatory or judicial proceedings and liabilities and other costs;
(xiv) changes in the cost of funds, demand for loan products or demand for financial services; and (xv) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices. Such developments could have an adverse impact on our financial position and our results of operations.
The forward-looking statements are based upon management’s beliefs and assumptions. Any forward-looking statement made herein speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

CNB Financial Overview
CNB Financial is a full-service bank,
headquartered in Clearfield, PA, providing
services, including wealth and asset management,
to individuals, businesses, governments, and
institutional customers
As of December 31, 2014:
• Assets: $2.2 billion
• Loans: $1.4 billion
• Deposits: $1.8 billion
Operates 38 branches in North Central
Pennsylvania and Ohio through its principal
subsidiary, CNB Bank
CNB Bank is a regional independent community
bank operating:
• 21 branches in North Central Pennsylvania
• 8 full-service branches through ERIEBANK,
a division of CNB Bank headquartered in
Erie, PA
• 9 full-service branches through FCBank, a
division of CNB Bank, headquartered in
Bucyrus, Ohio
Loan production offices in Hollidaysburg, PA and
Ashtabula, OH
Holiday Financial Services Corporation is a
consumer discount loan company with 13 offices
NASDAQ-listed under the symbol “CCNE”

Source: SNL Financial and company data.  Information and data as of December 31, 2014

Strong Balance Sheet Growth
• Loans of $1.4 billion at December 31, 2014 represent 4.6% of organic growth over December 31, 2013
• Deposits of $1.8 billion at December 31, 2014 represent 0.6% growth over December 31, 2013, non-interest bearing demand deposits grew 10.6% and savings deposits grew 8.3%, offset by a decline in non-core time deposits of
33.4%
Profitability
• Record net income of $23.1 million in 2014, an increase of 38.3% over 2013
• Earnings per share of $1.60 in 2014 up from $1.29 in 2013, an increase of 24%
• Annualized return on assets of 1.07% and return on equity of 12.76% in 2014, as compared to 0.88% and 11.38%, respectively, in 2013
• Net interest margin of 3.82% compared to 3.47% for the full year 2013*
Superior Asset Quality
• Nonperforming assets to total assets declined to 0.47% from 0.61% at December 31, 2013
• Net charge-offs to average loans of 0.10% for CNB Bank and 0.21% including Holiday Financial Services Corp.
• Allowance for loan losses to loans of 1.28%
Capital
• Tangible common equity to tangible assets of 7.32%**
• Leverage ratio of 8.39%
• Tier 1 Risk Based Ratio of 13.06%
• Total Risk Based Capital Ratio of 14.31%
Financial Highlights – 2014

Note: Financial data as of or for the twelve months ended December 31, 2014
* Net accretion included in loan interest income related to loans acquired in the fourth quarter of 2013 was
$2.9 million in 2014, resulting in an increase in the net interest margin of 14 basis points
**Please see the Appendix for a reconciliation of non-GAAP financial information.

2014 Initiatives
Focused on the integration of the FC Banc Corp. acquisition
Opened a CNB Bank loan production office in Blair County, PA in April
Opened a FCBank full-service branch in Dublin, OH in July
Opened an ERIEBANK loan production office in Ashtabula, OH
in October
Construction of new ERIEBANK full-service branch in Erie, PA that opened in January 2015

ERIEBANK
A division of CNB Bank

CNB BANK
The way banking should be.

FCBANK

CNB
FINANCIAL CORPORATION

History of CNB Financial

1865 1934 1984 2005 2006 2008 2009         2010          2013
1865:
County
National Bank
of Clearfield
established
1934:
Reorganizes
through a stock
offering to existing
depositors
1984:
Forms CNB
Financial Corporation
holding company
2005:
ERIEBANK is
formed
2005:
Purchases assets
of Holiday Consumer
Discount Company and
forms Holiday Financial
Services Corporation
2006:
Conversion
to a state banking
charter
2010:
Joseph Bower
becomes CEO after
retirement of William
Falger
2008-2009:
Receives
approval to raise $21
million  via TARP;
CNB chooses not to
participate
2010: Capital
raise of $34.5
million
2013:
Acquisition of
FC Banc Corp.
headquartered
in Bucyrus,
Ohio with $360
million in
assets

ERIEBANK, a division of CNB Bank, was created de novo in 2005 At December 31, 2014: Eight branches One loan production office $417 million in loans $594 million in deposits 7

Expansion into Ohio
• The acquisition of FC Banc Corp., which closed in the
fourth quarter of 2013, expanded CNB’s  geographic
footprint into Central Ohio with meaningful size and
scale
– Entry into 5 new markets, similar to CNB
core markets
– $360 million in total assets; $248 million in
loans; and $332 million in deposits as of
October 11, 2013
• Opportunity to replicate CNB’s already
successful ERIEBANK model in a market
conducive to CNB’s business plan
• Significant opportunity for both organic and
strategic growth going forward
• EPS accretion realized in the first full combined
year without significant TBV dilution

CNB’s Experienced Management Team
Years at Years in
Executive Title CCNE Industry
Joseph B. Bower Jr. President & Chief Executive Officer 18 22
Richard L. Greslick Jr. SEVP / Chief Operating Officer & Secretary 17 17
Joseph E. Dell Jr. EVP / Chief Lending Officer 2 31
Mark D. Breakey SEVP / Chief Credit Officer 24 30
Brian W. Wingard EVP / Chief Financial Officer & Treasurer 7 7
Vincent C. Turiano EVP / Operations 6 42
Leanne D. Kasseb EVP / Marketing 19 21
Mary Ann Conaway EVP / Human Resources 33 33
David J. Zimmer President of ERIEBANK 10 31
J. Andrew Dale President of FC Bank 2 28

CNB Stock Price Performance Since its follow-on offering in 2010, CNB has outperformed the NASDAQ Bank Index Source: SNL Financial. Price change from 6/14/10 to 2/3/15 10

Strong organic loan and deposit growth
through the financial crisis and recession
Fundamental focus on originating loans in-
market and funding with local, low-cost core
deposits while maintaining asset quality
The Bank strives to be more customer-
driven than its competitors and builds long-
term customer relationships by being
reliable and competitively priced
Loans and deposits at December 31, 2014
increased 4.6% and 0.6%, respectively,
compared to year-end 2013
Deposit growth in 2014 includes growth in
non-interest bearing  demand deposits of
10.6% and savings deposits of 8.3%,
offset by a decline in non-core time
deposits of 33.4%
CNB anticipates moderate loan and
deposit growth across all of its markets in
2015
Strong Organic Loan and Deposit Growth

0 0
0 0
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
1,600,000
2009Y 2010Y 2011Y 2012Y 2013Y 2014Y
Total Loans
5-Year CAGR:
Total 13.6%
Organic  9.1%
0 0
0 0
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
1,600,000
1,800,000
2,000,000
2009Y 2010Y 2011Y 2012Y 2013Y 2014Y
Total Deposits
5-Year CAGR:
Total 14.1%
Organic  9.6%

Diversified Loan Portfolio $795 million 6.43% yield 12 $1.4 billion 5.33% yield

Attractive Deposit Mix $1.2 billion 1.42% cost of deposits 13 $1.8 billion 0.51% cost of deposits

Deposit Market Share
Source:  SNL Financial. Deposit market share as of June 30, 2014

CNB Growth Market Growth
Market Rank
# of
Branches
CNB
Deposits
($000)
CNB Deposit
Market Share
(%)
Year over
Year (%)
5-Year
CAGR (%)
Total
Deposits in
Market
($000)
Year over
Year (%)
5-Year
CAGR (%)
Clearfield, PA 1 10 455,265 33.97 1.39 3.34 1,340,282 1.37 0.03
Erie, PA 5 4 408,166 9.31 (4.35) 24.86 4,382,281 3.64 5.23
Elk, PA 2 4 167,188 24.26 0.93 11.89 689,050 0.22 0.94
Crawford, PA 5 2 136,415 10.74 9.88 - 1,270,313 4.07 3.15
McKean, PA 3 3 122,367 14.90 0.16 11.62 821,456 (0.98) 3.30
Crawford, OH 2 2 120,590 16.81 (9.10) 1.66 717,532 (3.67) 0.82
Franklin, OH 17 3 107,979 0.24 (3.31) 14.18 44,791,832 5.79 8.60
Centre, PA 10 1 84,454 3.23 (0.22) 7.80 2,613,896 (2.49) 4.11
Warren, PA 4 1 58,448 7.50 (2.09) 15.80 778,847 (8.24) 1.92
Cambria, PA 10 1 51,820 1.87 0.20 4.96 2,775,698 0.17 1.47
Jefferson, PA 6 1 50,604 5.71 (16.26) 9.74 885,793 (0.49) 0.67
Knox, OH 6 1 37,364 4.94 1.80 3.97 756,899 2.76 2.92
Morrow, OH 4 1 31,116 15.51 (3.65) 2.86 200,664 1.56 2.09
Richland, OH 13 1 12,113 0.71 12.65 28.21 1,715,231 0.55 1.02
Holmes, OH 8 1 4,789 0.63 66.28 - 760,371 4.09 6.89
Indiana, PA 9 1 2,651 0.11 0.23 - 2,449,716 0.52 3.11
Total 37 1,851,329 2.77 (1.20) 11.52 66,949,861 4.01 6.48

Improved Profitability
* Note 2013 full year net income includes one-time merger costs of $2.4 million (pre-tax) related to the acquisition of FC Banc Corp.

0 0
0 0
$8,512
$11,316
$15,104
$17,136
$16,679
$23,074
2009Y 2010Y 2011Y 2012Y 2013Y 2014Y
Net Income
5-Year
CAGR
+22.1%
0 0
0 0
0.79
0.87
1.00 1.00
0.88
1.07
2009Y 2010Y 2011Y 2012Y 2013Y 2014Y
ROAA
0 0
0 0
$0.98
$1.06
$1.23
$1.38
$1.29
$1.60
2009Y 2010Y 2011Y 2012Y 2013Y 2014Y
Diluted EPS
5-Year
CAGR
+10.3%
0 0
0 0
59.91
58.54
54.96
53.67
55.24
59.54
2009Y 2010Y 2011Y 2012Y 2013Y 2014Y
Efficiency Ratio

Stable Net Interest Margin

0 0
0 0
4.33
4.00
3.65
3.59
3.49
3.47
3.82
6.72
5.89
5.23
4.84
4.42
4.15
4.43
2.64
2.07
1.78
1.44
1.08
0.79
0.71
0.00
1.00
2.00
3.00
4.00
5.00
6.00
7.00
8.00
2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y
Net Interest Margin Yield on Interest Earning Assets
Cost of Interest Bearing Liabilities

Superior Asset Quality
Source: SNL Financial. NPAs excluded restructured loans. Texas ratio defined as NPA & Loans 90+/
Tangible Common Equity* + Allowance for Loan Losses.
* Please see the Appendix for a reconciliation of non-GAAP financial information

0 0
0 0
1.17
0.93
1.09
0.85
0.61
0.47
2009Y 2010Y 2011Y 2012Y 2013Y 2014Y
NPAs/Assets
0 0
0 0
1.37
1.35
1.48
1.51
1.25
1.28
2009Y 2010Y 2011Y 2012Y 2013Y 2014Y
Allowance for Loan Losses/
Gross Loans
0 0
0 0
20.30
14.82
18.85
16.90
14.00
14.25
2009Y 2010Y 2011Y 2012Y 2013Y 2014Y
Texas Ratio
0 0
0 0
0.49
0.56
0.38
0.55
0.39
0.21
2009Y 2010Y 2011Y 2012Y 2013Y 2014Y
NCOs/Average Loans

Strong Capital Levels

* Please see the Appendix for a reconciliation of non-GAAP financial information.
0 0
0 0
5.08
7.05
7.61
7.63
6.34
7.32
2009Y 2010Y 2011Y 2012Y 2013Y 2014Y
Tangible Common
Equity/Tangible Assets*
0 0
0 0
7.87
8.81
8.22
8.06
7.96
8.39
2009Y 2010Y 2011Y 2012Y 2013Y 2014Y
Leverage Ratio
0 0
0 0
10.70
14.13
13.89
14.03
12.51
13.06
2009Y 2010Y 2011Y 2012Y 2013Y 2014Y
Tier 1 Risk Based Ratio
0 0
0 0
11.95
15.38
15.14
15.28
13.72
14.31
2009Y 2010Y 2011Y 2012Y 2013Y 2014Y
Total Risk Based Ratio

CNB’s Growth Strategy
Organic / De Novo Growth Strategy
Intend to grow organically in the
FCBank market through new offices
and additional lenders
Continued growth of ERIEBANK by
focusing on retail and commercial
relationship banking as well as
private banking
Continue to open loan production
offices to fill in our markets
Acquisition Strategy
M&A is not a priority in our growth
strategy; however, we will remain
opportunistic and would consider a
transaction that would:
Expand our presence into new
markets that fit our business
model (e.g. FCBank)
Bring significant talent
Fill in existing markets

Appendix 20

Non-GAAP Financial Reconciliation
Tangible common equity to tangible assets is a non-GAAP financial measure calculated using GAAP amounts. Tangible common equity is calculated by excluding the balance of goodwill and other intangible assets from the calculation of shareholders’ equity. Tangible assets is calculated by excluding the balance of goodwill and other intangible assets from the calculation of total assets. CNB believes that this non-GAAP financial measure provides information to investors that is useful in understanding our financial condition. Because not all companies use the same calculations of tangible common equity and tangible assets, this presentation may not be comparable to other similarly titled measures calculated by other companies. A reconciliation of this non-GAAP financial measure is provided below.

Year ended December 31,
($ in thousands) 2009 2010 2011 2012 2013 2014
Total Shareholders' Equity $69,409 $109,645 $131,889 $145,364 $164,911 $188,548
Less Goodwill 10,821         10,821         10,821         10,946         27,194         27,194
Less Other Intangible Assets 85               -              -              -              4,583          3,403
Tangible Common Equity $58,503 $98,824 $121,068 $134,418 $133,134 $157,951
Total Assets $1,161,591 $1,413,511 $1,602,207 $1,773,079 $2,131,289 $2,189,213
Less Goodwill 10,821         10,821         10,821         10,946         27,194         27,194
Less Other Intangible Assets 85               -              -              -              4,583          3,403
Tangible Assets $1,150,685 $1,402,690 $1,591,386 $1,762,133 $2,099,512 $2,158,616
Total Shareholders' Equity / Total Assets 5.98% 7.76% 8.23% 8.20% 7.74% 8.61%
Tangible Common Equity / Tangible Assets 5.08% 7.05% 7.61% 7.63% 6.34% 7.32%